UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 21, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

Item 1.01.  Entry into a Material Definitive Agreement

On January 21, 2019, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc., and Maui Electric Company, Limited, (collectively, the Companies) and PAR Hawaii Refining, LLC, a Hawaii corporation (PAR), entered into a supply contract for the Companies' Low Sulfur Fuel Oil Supply (LSFO), High Sulfur Fuel Oil (HSFO), No. 2 Diesel (Diesel), and Ultra-Low Sulfur Diesel (ULSD) requirements (Contract), which is effective upon approval by the Public Utilities Commission of the State of Hawaii (PUC) and terminates on December 31, 2022. This Contract will supply all LSFO, HSFO, Diesel and ULSD for the islands of Oahu, Maui, Molokai and Hawaii. If PAR is unable to provide LSFO, HSFO, Diesel and/or ULSD the Contract allows the Companies to purchase LSFO, HSFO, Diesel and/or ULSD from another supplier. The Contract will automatically renew upon the conclusion of the original term for successive terms of 1 year beginning on January 1, 2023 unless a party gives written termination notice at least 120 days before the beginning of an extension.
The Contract is subject to approval of the PUC, and can be terminated by either party if approval is not received by January 22, 2020 or if the Companies’ request for PUC approval is denied.
If PUC approval of the Contract is received prior to December 31, 2019, the existing fuel contracts with Island Energy Services, LLC for LSFO, Industrial fuel oil, diesel and ultra-low sulfur diesel for the Companies shall terminate.

HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference into this document or in HEI’s and Hawaiian Electric’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President,	Senior Vice President and
Chief Financial Officer, and Treasurer	Chief Financial Officer

Date: January 25, 2019	Date: January 25, 2019

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